================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                            ------------------------


         Date of Report (Date of Earliest Event Reported): April 3, 2002


                          FRANKLIN CAPITAL CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


        1-9727                                           13-3419202
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


       450 PARK AVENUE, 10TH FLOOR
           NEW YORK, NEW YORK                                    10022
----------------------------------------                       ----------
(Address of Principal Executive offices)                       (Zip Code)


                                 (212) 486-2323
--------------------------------------------------------------------------------
               (Registrant's Telephone Number, Including Area Code


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if changed Since Last Report)

================================================================================

ITEMS 2 AND 5. ACQUISITION OR DISPOSITION OF ASSETS AND OTHER EVENTS.

           As previously disclosed in a Form 8-K (the "April Form 8-K") filed by Franklin Capital Corporation ("Franklin") on April 12, 2002, on April 3, 2002 Dial Communications Global Media, Inc., a newly formed wholly-owned subsidiary of Excelsior Radio Networks, Inc. ("Excelsior"), completed the acquisition of substantially all of the assets of Dial Communications Group, Inc. ("DCGI"), and Dial Communications Group, LLC ("DCGL" and together with DCGI, the "Dial Entities") used in connection with the Dial Entities' business of selling advertising relating to radio programming (the "Acquisition"). Concurrent with the Acquisition, Excelsior issued promissory notes to Change Technology Partners, Inc. and Sunshine II, LLC totaling $7,000,000 (in the aggregate, the "Notes").

           As contemplated in the April Form 8-K, attached hereto is financial information relative to the Acquisition.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (a), (b) Included in the following financial information, under the column "Dial Communications", is the historical financial information of DCGL for the periods presented. The following unaudited pro forma combined financial information for Franklin gives effect to the Acquisition and issuance of the Notes. Franklin is registered as a business development company and as such files it financial statements under the Investment Company Act of 1940. The pro forma financial statements reflect the accounting presentation as an Investment Company. The unaudited pro forma combined statements of operations for the three months ended March 31, 2002 give pro forma effect to the Acquisition and issuance of the Notes as if the Acquisition had occurred, and the Notes had been issued, on January 1, 2002. The unaudited pro forma condensed combined balance sheet as of March 31, 2002 gives pro forma effect to the Acquisition and related purchase accounting adjustments as if the Acquisition had occurred, and the Notes had been issued, on March 31, 2002. The unaudited pro forma combined statements of operations for the year ended December 31, 2001 give pro forma effect to the Acquisition and issuance of the Notes as if the Acquisition had occurred, and the Notes had been issued, on January 1, 2001. The pro forma adjustments relating to the Acquisition and Notes are described in the notes to the pro forma combined financial information.

           The unaudited pro forma combined financial information does not purport to represent the results of operations or the financial position of Franklin that would have resulted had the Acquisition been consummated as of the date or for the period indicated, and does not purport to be indicative of the effects that may be expected to occur in the future. The historical financial information set forth below has been derived from, and is qualified by reference to, the financial statements of Franklin previously filed with the Securities and Exchange Commission for the periods presented and should be read in conjunction with those financial statements and notes thereto.


           (c) None.

                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          FRANKLIN CAPITAL CORPORATION

Date: June 17, 2002                       By: /s/ Spencer L. Brown
                                              --------------------------------
                                              Spencer L. Brown
                                              Senior Vice-President

FRANKLIN CAPITAL CORPORATION
================================================================================

PRO-FORMA STATEMENTS OF OPERATIONS

--------------------------------------------------------------------------------

                                                                                                                       PRO-FORMA
                                                                               DIAL                                    DECEMBER
FOR THE YEAR ENDED DECEMBER 31,                                 2001      COMMUNICATIONS      ADJUSTMENTS    NOTES     31, 2001
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Interest on short term investments and money
      market accounts                                          $45,953                                                     $45,953
    Dividend income                                             26,744                                                      26,744
    Income from majority-owned affiliates                      120,000                                                     120,000
    Other income                                                     -       $4,405,558        ($4,405,558)     1                -
                                                          ------------      -----------       ------------           -------------

                                                               192,697        4,405,558         (4,405,558)                192,697
                                                          ------------      -----------       ------------           -------------

EXPENSES
    Salaries and employee benefits                             933,081        2,572,258         (2,572,258)     1          933,081
    Professional fees                                          168,618           11,459            (11,459)     1          168,618
    Rent                                                       126,134          103,417           (103,417)     1          126,134
    Insurance                                                   41,955                                                      41,955
    Directors' fees                                             18,802                                                      18,802
    Taxes other than income taxes                               40,394                                                      40,394
    Newswire and promotion                                       5,707                                                       5,707
    Depreciation and amortization                               19,994                                                      19,994
    General and administrative                                 224,697          663,015           (663,015)     1          224,697
                                                          ------------      -----------       ------------           -------------

                                                             1,579,382        3,350,149         (3,350,149)              1,579,382
                                                          ------------      -----------       ------------           -------------

Net investment loss from operations                         (1,386,685)       1,055,409         (1,055,409)             (1,386,685)

Net realized gain (loss) on portfolio of investments:
  Investment securities:
          Affiliated                                             7,613                                                       7,613
          Unaffiliated                                         512,842                                                     512,842
                                                          ------------                                               -------------
     Total investment securities                               520,455                                                     520,455

Net realized gain on portfolio of investments                  520,455                                                     520,455


Benefit for current income taxes                                (1,676)          66,000            (66,000)     1           (1,676)
                                                          ------------      -----------       ------------           -------------

Net realized loss                                             (864,554)         989,409           (989,409)               (864,554)
                                                                            -----------       ------------

Decrease in unrealized appreciation of investments,
  net Investment securities:
          Affiliated                                           279,699                                                     279,699
          Unaffiliated                                      (1,833,455)                                                 (1,833,455)
                                                          ------------                                               -------------
     Total investment securities                            (1,553,756)                                                 (1,553,756)

Decrease in unrealized appreciation of investments          (1,553,756)                                                 (1,553,756)
                                                          ------------                                               -------------

Decrease increase in net assets from operations             (2,418,310)         989,409           (989,409)             (2,418,310)
                                                                            -----------       ------------

Preferred dividends                                            115,150                                                     115,150
                                                          ------------                                               -------------

Net (decrease) increase in net assets attributable
   to common stockholders                                  ($2,533,460)        $989,409          ($989,409)            ($2,533,460)
                                                          ============      ===========       ============           =============

Basic and diluted net (decrease) increase in net
  assets per share attributable to common stockholders          ($2.34)           $0.91             ($0.91)                 ($2.34)
                                                          ============      ===========       ============           =============

FRANKLIN CAPITAL CORPORATION
================================================================================

PRO-FORMA STATEMENTS OF OPERATIONS
(UNAUDITED)

--------------------------------------------------------------------------------

                                                                                                                        PRO-FORMA
                                                                                    DIAL                                  MARCH
FOR THE THREE MONTHS ENDED MARCH 31,                               2002        COMMUNICATIONS     ADJUSTMENTS   NOTES    31, 2002
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Dividend income                                            $         -                                               $       -
    Interest income                                                  1,549                                                   1,549
    Management fees                                                 90,000                                                  90,000
    Other income                                                         -       $1,095,307      ($1,095,307)     1              -
                                                              ------------      -----------      -----------           -----------
                                                                    91,549        1,095,307       (1,095,307)               91,549
                                                              ------------      -----------      -----------           -----------

EXPENSES
    Salaries and employee benefits                                 181,776          523,498         (523,498)     1        181,776
    Professional fees                                               35,925           34,029          (34,029)     1         35,925
    Rent                                                            35,154           27,605          (27,605)     1         35,154
    Insurance                                                       11,148                                                  11,148
    Directors' fees                                                    500                                                     500
    Taxes other than income taxes                                   18,896                                                  18,896
    Newswire and promotion                                           1,000                                                   1,000
    Depreciation and amortization                                    4,243                                                   4,243
    Interest expense                                                 8,850
    General and administrative                                      48,498          123,045         (123,045)     1         48,498
                                                              ------------      -----------      -----------           -----------

                                                                   345,990          708,177         (708,177)              337,140
                                                              ------------      -----------      -----------           -----------

Net investment loss from operations                               (254,441)         387,130         (387,130)             (245,591)

Net realized (loss) gain on portfolio of investments:
  Investment securities:
          Affiliated                                                     -                                                       -
          Unaffiliated                                             (23,507)                                                (23,507)
                                                              ------------                                             -----------
     Total investment securities                                   (23,507)                                                (23,507)

Net realized (loss) gain on portfolio of investments               (23,507)                                                (23,507)
                                                              ------------                                             -----------

Provision for current income taxes                                       -           14,050          (14,050)     1              -
                                                              ------------      -----------      -----------           -----------

Net realized loss                                                 (277,948)         373,080         (373,080)             (269,098)
                                                                                -----------      -----------

Increase (decrease) in unrealized appreciation of
  investments:
     Investment securities:

          Affiliated                                                     -                                                       -
          Unaffiliated                                              37,833                                                  37,833
                                                              ------------                                             -----------
     Total investment securities                                    37,833                                                  37,833
                                                              ------------                                             -----------

Increase (decrease) in unrealized appreciation of
  investments                                                       37,833                                                  37,833
                                                              ------------                                             -----------

Net decrease in net assets from operations                        (240,115)         373,080         (373,080)             (240,115)
                                                                                -----------      -----------

Preferred dividends                                                 28,788                                                  28,788
                                                              ------------                                             -----------

Net decrease in net assets attributable to
   common stockholders                                           ($268,903)        $373,080        ($373,080)            ($268,903)
                                                              ============      ===========      ===========           ===========

Basic and diluted net decrease attributable to common
  stockholders per share                                            ($0.25)           $0.34           ($0.34)               ($0.25)
                                                              ============      ===========      ===========           ===========

FRANKLIN CAPITAL CORPORATION
================================================================================

PRO-FORMA BALANCE SHEET

--------------------------------------------------------------------------------

                                                             MARCH 31,                                                  PRO-FORMA
                                                               2002               DIAL                                    MARCH
                                                            (UNAUDITED)      COMMUNICATIONS     ADJUSTMENTS   NOTES      31, 2002
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS

Marketable investment securities, at market
  value (cost: March 31, 2002 - $57,660)                       $62,175                                                      62,175
Investments, at fair value
  (cost: March 31, 2002 - $3,757,830)
         Excelsior Radio Networks, Inc.                      2,250,000                                                   2,250,000
         Other investments                                   1,358,915                                                   1,358,915
                                                          ------------                                                 -----------
                                                             3,608,915                                                   3,608,915
                                                          ------------                                                 -----------

Cash and cash equivalents                                      116,737           $659,116         ($659,116)     1         416,737
                                                                                                    300,000      2
Accounts receivable                                                               679,347          (679,347)     1               0
Other assets                                                    99,937            120,438          (120,438)     1          99,937
                                                          ------------        -----------       -----------            -----------

TOTAL ASSETS                                                $3,887,764         $1,458,901       ($1,158,901)            $4,187,764
                                                          ============        ===========       ===========            ===========

-----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES

Notes payable                                               $1,000,000                                                   1,000,000
Accounts payable and accrued liabilities                       234,922           $217,482          (217,482)     1         234,922
                                                          ------------        -----------       -----------            -----------

TOTAL LIABILITIES                                            1,234,922            217,482          (217,482)             1,234,922
                                                          ------------        -----------       -----------            -----------

Commitments and contingencies

STOCKHOLDERS' EQUITY

Convertible preferred stock, $1 par value, cumulative
  7% dividend:
    5,000,000 shares authorized; 16,450 shares issued
      and outstanding at March 31, 2002
      (Liquidation preference $1,645,000)                       16,450                                                      16,450
Common stock, $1 par value: 5,000,000 shares authorized;
    1,505,888 shares issued:1,074,700 shares outstanding
      at March 31, 2002                                      1,505,888                                                   1,505,888
Paid-in capital - common stock                              10,271,610                              300,000      2      10,571,610
Unrealized depreciation of investments                        (144,400)                                                   (144,400)
Accumulated deficit                                         (6,477,350)         1,241,419        (1,241,419)     1      (6,477,350)
                                                          ------------        -----------       -----------            -----------

                                                             5,172,198          1,241,419          (941,419)             6,413,617
Deduct common stock held in treasury, at cost,
  431,188 shares at March 31, 2002                          (2,519,356)                                                 (2,519,356)
                                                          ------------                                                 -----------

    Net assets                                               2,652,842          1,241,419          (941,419)             2,952,842
                                                          ------------        -----------       -----------            -----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                  $3,887,764         $1,458,901       ($1,158,901)            $4,187,764
                                                          ============        ===========       ===========            ===========

Notes to Pro Forma Combined Financial Information:


1. Adjustment to reflect Franklin filing under the Investment Act of 1940. Franklin's majority-owned investment Excelsior purchased the assets of Dial. Dial will be consolidated into Excelsior. Since Franklin files under the Investment Act of 1940, Franklin reflects its investment in Excelsior and does not consolidate Excelsior.

2. Adjustment to reflect the receipt by Franklin of $300,000 for Franklin's obligations in connection with any Franklin common stock that may be issued pursuant to the terms of the purchase agreement or the promissory notes issued in consideration of the purchase of Dial. Any common stock issued in the future would be recorded as an entry to common stock and additional paid in capital.